UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 1, 2006


                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


             Nevada                                     68-0448219
 -------------------------------           ------------------------------------
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
 Incorporation or organization)

            1515 N. Federal Highway, Suite 418, Boca Raton, FL 33432
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (561) 750-0410
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

On March 1, 2006, Adsouth Partners, Inc. issued a press release providing an update on its generator business. A copy of the press release is filed as
Exhibit 99.1 to this report.




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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ADSOUTH PARTNERS, INC.
                                  ----------------------
                                            (Registrant)

Date: March 2, 2006               /S/  Anton Lee Wingeier
                                  ----------------------------------------
                                  Anton Lee Wingeier
                                  Chief Financial Officer




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                                INDEX TO EXHIBITS


Exhibit No.     Description
-----------     -----------
99.1            Press release, dated March 1, 2006, issued by Adsouth Partners,
                Inc.




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